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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  March 6, 2003




                              IPC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)



        DELAWARE                      333-82540                   74-3022102
        --------                      ---------                   ----------
     (State or other               (Commission file             (IRS Employer
     jurisdiction of                   number)               Identification No.)
     incorporation)




              88 PINE STREET, WALL STREET PLAZA, NEW YORK, NY 10005
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

         Registrant's telephone number, including area code: (212)-825-9060


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ITEM 5.   OTHER EVENTS

      On March 6, 2003, IPC Acquisition Corp. (the "Company") announced that it voluntarily prepaid $14.0 million in debt pursuant to the Company's $120.0 million senior secured credit facilities. In addition, the Company successfully completed an amendment to the senior secured credit facilities that modifies certain covenants and secures consent for the previously announced option agreement to purchase all issued and outstanding shares of Gains International
(US) Inc. and Gains International (Europe) Limited in December 2003. A copy of the press release and the amendment to the senior secured credit facilities is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 7.   EXHIBITS

(c) Exhibits

EXHIBIT
  NO.     DESCRIPTION
-------   -----------
 99.1     Press release of IPC Acquisition Corp. dated March 6, 2003.

 99.2     First Amendment to Credit and Guaranty Agreement dated as of February
          28, 2003.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IPC Acquisition Corp.

Dated: March 7, 2003                  By:   /s/   TIMOTHY WHELAN
                                            -----------------------------------
                                            Timothy Whelan
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer and Duly Authorized Officer)


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